UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2014

Uroplasty, Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization

(001-32632)	41-1719250
Commission File No.	(I.R.S. Employer Identification No.)

5420 Feltl Road
Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 426-6140

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 23, 2014, Uroplasty, Inc. published a press release providing information regarding its results of operations and financial condition for the quarter ended December 31, 2013.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99 Press Release Dated January 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UROPLASTY, INC.

	By	/s/ BRETT REYNOLDS
Brett Reynolds, Senior Vice President and Chief Financial Officer

Dated: January 23, 2014